                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and director of Southern Natural Gas Company, does hereby constitute and appoint James E. Moylan, Jr.; James A. Rubright; Thomas W. Barker, Jr.; Norman G. Holmes; R. David Hendrickson and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Southern Natural Gas Company or as an officer or director of Southern Natural Gas Company) the Southern Natural Gas Company Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 28th day of February, 1997.




                                       /s/  L. David Mathews
                                       ---------------------

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and director of Southern Natural Gas Company, does hereby constitute and appoint James E. Moylan, Jr.; James A. Rubright; Thomas W. Barker, Jr.; Norman G. Holmes; R. David Hendrickson and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Southern Natural Gas Company or as an officer or director of Southern Natural Gas Company) the Southern Natural Gas Company Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 28th day of February, 1997.



                                       /s/ James E. Moylan, Jr.
                                       ------------------------

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and director of Southern Natural Gas Company, does hereby constitute and appoint James E. Moylan, Jr.; James A. Rubright; Thomas W. Barker, Jr.; Norman G. Holmes; R. David Hendrickson and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Southern Natural Gas Company or as an officer or director of Southern Natural Gas Company) the Southern Natural Gas Company Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 28th day of February, 1997.



                                         /s/ Larry E. Powell
                                         -------------------

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and director of Southern Natural Gas Company, does hereby constitute and appoint James E. Moylan, Jr.; James A. Rubright; Thomas W. Barker, Jr.; Norman G. Holmes; R. David Hendrickson and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Southern Natural Gas Company or as an officer or director of Southern Natural Gas Company) the Southern Natural Gas Company Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 28th day of February, 1997.



                                      /s/ James A. Rubright
                                      ---------------------

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and director of Southern Natural Gas Company, does hereby constitute and appoint James E. Moylan, Jr.; James A. Rubright; Thomas W. Barker, Jr.; Norman G. Holmes; R. David Hendrickson and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Southern Natural Gas Company or as an officer or director of Southern Natural Gas Company) the Southern Natural Gas Company Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 28th day of February, 1997.



                                  /s/ James C. Yardley
                                  --------------------

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Southern Natural Gas Company, does hereby constitute and appoint James E. Moylan, Jr.; James A. Rubright; Thomas W. Barker, Jr.; Norman G. Holmes; R. David Hendrickson and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Southern Natural Gas Company or as a director of Southern Natural Gas Company) the Southern Natural Gas Company Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 28th day of February, 1997.



                                      /s/ Ronald L. Kuehn, Jr.
                                      ------------------------